UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 10, 2007
Metalico, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

186 North Ave. East, Cranford, New Jersey		07016

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (908) 497-9610
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.01 Completion of Acquisition or Disposition of Assets

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Exhibit Index

Consent of Friedman LLP

Audited Consolidated Financial Statements of TotalCat Group, Inc. as of and for year ended December 31, 2006

Unaudited Consolidated Balance Sheets, Statements of Income and Statements of Cash Flows of TotalCat Group, Inc. as of and for the six months ended June 30, 2007 and 2006

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Metalico, Inc. as of June 30, 2007 and the Unaudited Pro Forma Condensed Consolidated Statements of Income for Metalico, Inc. for the year ended December 31, 2006 and the six months ended June 30, 2007 and notes thereto, giving effect to the acquisition of TotalCat Group, Inc.

Item 2.01 Completion of Acquisition or Disposition of Assets.
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Metalico, Inc. (the “Company”) dated July 10, 2007 regarding the Company’s acquisition of 82.5% of the outstanding capital stock of Totalcat Group, Inc., a privately held corporation. This amendment provides the historical financial statements within the time periods required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), which financial statements and information were not previously filed.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
Audited Balance Sheet of Totalcat Group, Inc. as of December 31, 2006, and related Statements of Income, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for the year ended December 31, 2006, and the notes thereto. Filed herewith as Exhibit 99.1.
Unaudited Balance Sheets of Totalcat Group, Inc. as of June 30, 2007 and June 30, 2006, and related Statements of Income and Statements of Cash Flows for the six months ended June 30, 2007 and June 30, 2006, and the notes thereto. Filed herewith as Exhibit 99.2.
(b) Pro forma financial information.
Unaudited Pro Forma Combined Balance Sheet of Metalico, Inc. as of June 30, 2007 and the Unaudited Pro Forma Combined Statements of Income for Metalico, Inc. for the year ended December 31, 2006 and the six months ended June 30, 2007 and the notes thereto, giving effect to the acquisition of 82.5% of the outstanding capital stock of Totalcat Group, Inc. Filed herewith as Exhibit 99.3.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.
September 21, 2007	By:	Carlos E. Aguero
		Name:	Carlos E. Aguero
		Title:	Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Friedman LLP

99.1	Audited Balance Sheet of Totalcat Group, Inc. as of December 31, 2006, and the related Statements of Income, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for the year ended December 31, 2006, and the notes thereto.

99.2	Unaudited Balance Sheets of Totalcat Group, Inc. as of June 30, 2007 and June 30, 2006, and related Statements of Income and Statements of Cash Flows for the six months ended June 30, 2007 and June 30, 2006, and the notes thereto.

99.3	Unaudited Pro Forma Combined Balance Sheet of Metalico, Inc. as of June 30, 2007 and the Unaudited Pro Forma Combined Statements of Income for Metalico, Inc. for the year ended December 31, 2006 and the six months ended June 30, 2007 and the notes thereto, giving effect to the acquisition of 82.5% of the outstanding capital stock of Totalcat Group, Inc.